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
                                                                    S E C O N D   N O T I C E
[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
         P.O. Box 9126                                            TO BE HELD SEPTEMBER 11, 2000
         Hingham, MA 02043-9126                         VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                               TOUCH-TONE VOTING: 1-888-221-0697

[CONTROL NUMBER] [triangle] Please fold and detach card at perforation before mailing [triangle]
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PIONEER __________________________

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE   SHARES  REPRESENTED  BY  THIS  PROXY  WILL BE  VOTED  AS  DIRECTED  BY THE
UNDERSIGNED.  IF NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE  VOTED  FOR THE
PROPOSAL.

                                          Date _______________________, 2000

                                          NOTE: In signing, please write name(s)
                                          exactly  as  appearing  hereon.   When
                                          signing     as   attorney,   executor,
                                          administrator    or   other fiduciary,
                                          please  give  your full title as such.
                                          Joint   owners    should   each   sign
                                          personally.

                                          -----------------------------------
                                          Signature(s)
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                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


[triangle] Please fold and detach card at perforation before mailing. [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

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                                                              FOR              AGAINST                ABSTAIN
1(a). To approve a new management contract between            [ ]                [ ]                    [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser. This new
contract will take effect only if the proposed
acquisition of The Pioneer Group, Inc., the parent of
Pioneer, by UniCredito Italiano S.p.A. is consummated.

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                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2. To elect trustees. The nominees for trustees               [ ]                    [ ]                 [ ]
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) ON THE
LINE BELOW:


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          |-------|         NOW It's Even Easier to Cast Your Vote.
----------| [logo]|
|         |PIONEER|         YOU CAN VOTE BY TOUCH-TONE TELEPHONE OR
|         |-------|         INTERNET ANY TIME, ANY DAY.
|
|              Using Touch-Tone Telephone or the Internet to vote is fast, safe
|              and easy. It also saves money by reducing postage and handling
|              costs.
|
| [graphic: telephone]   Just read your proxy statement and voting card. Then
|                        choose one voting method--Telephone or Internet--and
|                        follow these simple steps, 24 hours a day, seven days
|                        a week.
|
|                            |---------------------------------|
|                            |                                 |
|    |-----------------------|------------------------|        |
|    | VOTE BY TOUCH-TONE TELEPHONE AT 1-888-221-0697 |        |
|    |------------------------------------------------|        |
|    1. Use a touch-tone phone and dial 1-888-221-0697         |
|    2. Enter your 14-digit control number, shown on your      |
|       proxy voting card (If you own shares in more than      |
|       one fund, each fund will have a different control      |
|       number)                                                |
|    3. Follow the easy recorded instructions                  |
|                                      |-----------------------|
| [graphic: personal computer]    OR   |
|                                      |
|              |-----------------------|--------------|
|              | VOTE BY INTERNET AT WWW.PROXYWEB.COM |
|              |--------------------------------------|
|              1. Visit our voting website WWW.PROXYWEB.COM
|              2. Enter your 14-digit control number, shown on your proxy
|                 voting card (If you own shares in more than one fund,
|                 each fund will have a different control number)
|              3. Follow the easy on-screen instructions
|
|Once you've voted by telephone or Internet, DO NOT MAIL your proxy voting card.
|
|         |--------------------|
|         | THANK YOU FOR YOUR |                                    8673-00-0600
|---------|    PROMPT VOTE     |          (C)Pioneer Investment Management, Inc.
          |--------------------